UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 17, 2007
Date of Report (Date of Earliest Event Reported)
ALLERGAN, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)
2525 Dupont Drive
Irvine, California 92612
(Address of Principal Executive Offices) (Zip Code)
(714) 246-4500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Amendment
This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Allergan, Inc. on October 17, 2007 under Items 2.01 and 9.01. This amendment is being filed to include the financial information required under Item 9.01.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of business acquired

The audited consolidated balance sheets of Esprit Pharma Holding Company, Inc. and Subsidiaries as of December 31, 2006 and 2005 and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the year ended December 31, 2006 and the period from May 6, 2005 (inception) to December 31, 2005 are filed as Exhibit 99.1 to this amendment and incorporated herein by reference.

The unaudited consolidated balance sheets of Esprit Pharma Holding Company, Inc. and Subsidiaries as of September 30, 2007 and December 31, 2006 and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the nine months ended September 30, 2007 and September 30, 2006 are filed as Exhibit 99.2 to this amendment and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma combined condensed financial statements with respect to the transaction described in Item 2.01 are filed as Exhibit 99.3 to this amendment are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited consolidated balance sheets of Esprit Pharma Holding Company, Inc. and Subsidiaries as of December 31, 2006 and 2005 and the related consolidated statement of operations, stockholders’ deficit, and cash flows for the year ended December 31, 2006 and for the period from May 6, 2005 (inception) to December 31, 2005.

99.2	Unaudited consolidated balance sheets of Esprit Pharma Holding Company, Inc. and Subsidiaries as of September 30, 2007 and December 31, 2006 and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the nine months ended September 30, 2007 and September 30, 2006.

99.3	Unaudited pro forma combined condensed financial statements.

1

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.
Date: December 10, 2007	By:	/s/ Matthew J. Maletta
	Name:	Matthew J. Maletta
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

2

Exhibit Index

Exhibit	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited consolidated balance sheets of Esprit Pharma Holding Company, Inc. and Subsidiaries as of December 31, 2006 and 2005 and the related consolidated statement of operations, stockholders’ deficit, and cash flows for the year ended December 31, 2006 and for the period from May 6, 2005 (inception) to December 31, 2005.

99.2	Unaudited consolidated balance sheets of Esprit Pharma Holding Company, Inc. and Subsidiaries as of September 30, 2007 and December 31, 2006 and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the nine months ended September 30, 2007 and September 30, 2006.

99.3	Unaudited pro forma combined condensed financial statements.

3